UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 14, 2018

Bluerock Residential Growth REIT, Inc.

(Exact Name of Registrant as Specified in Its Charter)

Maryland	001-36369	26-3136483
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

712 Fifth Avenue, 9th Floor

New York, NY 10019

(Address of principal executive offices)

(212) 843-1601

(Registrant’s telephone number, including area code)

None

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

ITEM 5.02	DEPARTURE OF DIRECTORS OR CERTAIN OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF CERTAIN OFFICERS; COMPENSATORY ARRANGEMENTS OF CERTAIN OFFICERS.

(f) Determination of Cash Incentive Bonus Awards for 2017 Stub Period

On March 14, 2018, the Compensation Committee (the “Compensation Committee”) of the Board of Directors (the “Board”) of Bluerock Residential Growth REIT, Inc. (the “Company,” “we,” or “our”) approved payment of annual cash incentive bonuses to each of the Company’s executive officers for the stub period between the closing of the internalization of the Company’s management on October 31, 2017 and December 31, 2017, each in an amount equal to the pro-rated portion of such executive officer’s annual cash incentive bonus target amount as previously established by the Compensation Committee (the “Stub Period Bonuses”). The Stub Period Bonuses were determined by the Compensation Committee and paid pursuant to each executive officer’s respective employment or services agreement with the Company.

All other compensation paid or earned by each of the Company’s executive officers for the fiscal year ended December 31, 2017 was previously reported by the Company in the Summary Compensation Table beginning on page 102 of the Company’s Annual Report on Form 10-K (the “Form 10-K”), filed with the SEC on March 13, 2018. As of the filing of the Form 10-K, the Stub Period Bonuses had not been determined, and, therefore, were not included in the Summary Compensation Table. In accordance with Item 5.02(f) of Form 8-K, the Company is providing a revised Summary Compensation Table, which includes the Stub Period Bonuses paid to each of our executive officers and revised total compensation figures for 2017:

Summary Compensation Table

The table below summarizes the total compensation paid or earned by our named executive officers and other executive officers in 2017, 2016 and 2015.

Name and Principal Position	Year	Salary ($)	Bonus ($)	Stock Awards ($)(1)	Non-Equity Incentive Plan Compensation ($)(2)	All Other Compensation ($)	Total ($)
R. Ramin Kamfar	2017	66,667	66,667	—	—	—	133,334
Chairman and CEO	2016	—	—	—	—	—	—
	2015	—	—	—	—	—	—
Jordan B. Ruddy	2017	50,000	50,000	—	—	—	100,000
President and COO	2016	—	—	—	—	—	—
	2015	—	—	—	—	—	—
James G. Babb, III	2017	54,167	54,167	—	—	—	108,334
Chief Investment Officer	2016	—	—	—	—	—	—
	2015	—	—	—	—	—	—
Ryan S. MacDonald	2017	41,667	41,667	—	—	—	83,334
Chief Acquisitions Officer	2016	—	—	—	—	—	—
	2015	—	—	—	—	—	—
Christopher J. Vohs	2017	41,667	20,833	—	—	—	62,500
Chief Financial Officer and Treasurer	2016	—	—	—	—	—	—
	2015	—	—	—	—	—	—
Michael L. Konig*	2017	50,000	50,000	—	—	—	100,000
Chief Legal Officer and Secretary	2016	—	—	—	—	—	—
	2015	—	—	—	—	—	—

*	Pursuant to a Services Agreement with his wholly-owned law firm, Konig & Associates, LLC.
(1)	The executive officers did not receive any stock awards in 2017. Each of the executive officers began employment on October 31, 2017.
(2)	The executive officers did not receive any non-equity incentive plan compensation in 2017.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BLUEROCK RESIDENTIAL GROWTH REIT, INC.

Dated: March 20, 2018	By:	/s/ Christopher J. Vohs
Christopher J. Vohs
Chief Financial Officer and Treasurer